                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: June 15, 1999

                   CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

         United States                         333-32737                           22-2382028
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)

        802 Delaware Avenue, Wilmington, Delaware         19801
        -----------------------------------------     ------------
        (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

         New York                              333-32737                           12-4994650
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)

        270 Park Avenue, New York, New York              10017
        -----------------------------------------     ------------
        (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


                  On or about June 15, 1999 Monthly Interest as defined in the Sale and Servicing Agreement dated as of October 1, 1997 (the "Agreement") between Chase Manhattan Bank, USA, as a Seller, The Chase Manhattan Bank as a Seller, The CIT Group/Sales Financing, Inc. as Servicer and Chase Manhattan Marine Owner Trust 1997-A as Issuer was distributed to holders ("Certificateholders") of participants in the Chase Manhattan Marine Owner Trust 1997-A in accordance with the Agreement. A copy of the applicable Monthly Report, as defined in the Agreement, has been furnished to Certificateholders in accordance with the Agreement.

         A copy of the Monthly Report is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).    Exhibits

              Exhibits          Description
              ----------        ---------------

              20.1              Monthly Report with respect to the June 15,
                                1999 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 30, 1999

                                   THE CIT GROUP/SALES FINANCING, INC.,
                                   as Servicer



                                   By: /s/ Frank J. Madeira
                                         ---------------------------
                                   Name:    Frank J. Madeira
                                   Title:   Vice President

                      INDEX TO EXHIBITS
                      ----------------------------

Exhibit No.           Description
---------------       -----------------
20.1                  Monthly  Report  with  respect to the June 15,  1999
                      distribution